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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 and 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 12, 2006
                                                           ------------
                                HESS CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                      1-1204                    13-4921002
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  (State of Incorporation)     (Commission File Number)         (IRS Employer
                                                             Identification No.)

                           1185 Avenue of the Americas
                            New York, New York 10036
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                     (Address of Principal Executive Office)

      (Registrant's Telephone Number, Including Area Code): (212) 997-8500
                                                            --------------
                                (Not Applicable)
                         -------------------------------
                         (Former Name or Former Address,
                          If Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.     Entry into a Material Definitive Agreement.

               On May 12, 2006, Hess Corporation (the "Registrant") and certain wholly-owned subsidiaries entered into an amended and restated revolving credit agreement with JPMorgan Chase Bank, N.A., as administrative agent, issuing bank and lender thereunder, Bank of America, N.A., BNP Paribas, Citibank, N.A., The Royal Bank of Scotland, PLC, The Bank of Nova Scotia, DNB NOR Bank ASA, ING Capital LLC and Wachovia Bank, National Association, each as a lender and issuing bank thereunder, and Bayerische Landesbank, Cayman Islands Branch, The Bank of Tokyo-Mitsubishi UFJ Ltd., New York Branch, Calyon New York Branch, HSBC Bank USA, NA, The Bank of New York, Fortis Capital Corp., Mizuho Corporate Bank, Ltd., Standard Chartered Bank, Sumitomo Mitsui Banking Corportion, UBS Loan Finance LLC, ABN AMRO Bank N.V., Banco Bilbao Vizcaya Argentaria S.A., Commerzbank, AG, New York and Grand Cayman Branches, US Bank, N.A., Comerica Bank, Commerce Bank, N.A., First Commercial Bank, New York Agency, Wells Fargo Bank, N.A., Chang Hwa Commercial Bank, Ltd., New York Branch and Chiao Tung Bank Co., Ltd., New York Agency each as a lender thereunder (the "Credit Agreement"). The Credit Agreement provides for a commitment to extend credit to the Registrant by the lenders thereunder in the form of revolving loans and by issuing banks thereunder in the form of letters of credit in an aggregate amount of up to $3 billion. Unless terminated earlier or extended in accordance with its terms, the Credit Agreement expires on May 12, 2011. The Registrant may borrow on a committed basis with interest computed at an adjusted LIBOR rate, as defined in the Credit Agreement, or at a base rate equal to the higher of the prime rate as announced from time to time by JP Morgan Chase Bank, N.A. minus 1% or the federal funds rate plus 1.5%, in each case together with an applicable margin based on the Registrant's public debt ratings.

               Among other terms of the Credit Agreement, the Credit Agreement provides that the ratio of total consolidated debt to total capitalization of the Registrant and its consolidated subsidiaries, as such terms are defined in the Credit Agreement, shall not exceed 0.625. Moreover, if at any time (i) the Registrant's public debt ratings from Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Fitch, Inc. ("Fitch") are below investment grade (as determined pursuant to the Credit Agreement) or
(ii) none of S&P, Moody's or Fitch maintains a public debt rating for the Registrant, then an additional covenant shall become effective requiring that the ratio of total consolidated debt to consolidated EBITDA of the Registrant and its consolidated subsidiaries, as such terms are defined in the Credit Agreement, for the most recent period of four consecutive fiscal quarters for which financial statements are available, shall not exceed 3.50. This latter covenant shall cease to be of any further force or effect and shall be deemed deleted from the Credit Agreement if the Registrant's public debt ratings from S&P and Moody's are simultaneously investment grade. The Registrant would have been in compliance with this covenant if it had been in effect for the year ended December 31, 2005 and the four consecutive fiscal quarters ended March 31, 2006, the ratios for such periods being 1.07 and 0.88, respectively.

               The Credit Agreement provides that two of the Registrant's wholly-owned subsidiaries, Amerada Hess Oil and Gas Holdings Inc. and Hess Oil Virgin Islands Corp., and such additional subsidiaries as may be added as borrowing subsidiaries under and as provided in the Credit Agreement (the "Borrowing Subsidiaries"), may borrow and request letters of credit up to the full amount of the commitment, with all such extensions of credit being guaranteed by the Registrant. A third subsidiary of the Registrant, Amerada Hess International Holdings
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Limited ("AHIHL"), may borrow and request letters of credit on an unguaranteed basis up to $300 million under the Credit Agreement. Among other terms in the Credit Agreement, for so long as AHIHL has any borrowings or letters of credit outstanding and such borrowings and letters of credit are not guaranteed by Registrant, AHIHL must also comply with a covenant requiring that the ratio of its total consolidated debt to total capitalization of AHIHL and its consolidated subsidiaries, as such terms are defined in the Credit Agreement, shall not exceed 0.55. In addition, the Credit Agreement contains a restriction on the sale of assets by AHIHL such that the fair market value of assets sold and not reinvested within twelve months may not exceed $1.395 billion and that in no event may AHIHL sell assets such that as a result thereof the book value of the total assets of AHIHL and its subsidiaries will be less than $5 billion.

               From time to time, the Company has had banking relationships with the parties to the Credit Agreement and affiliates or certain of these parties have served in the past as underwriters in public offerings of securities by the Registrant.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2006

                                             AMERADA HESS CORPORATION


                                             By: /s/ J. Barclay Collins II
                                                 -------------------------------
                                                 Name : J. Barclay Collins II
                                                 Title: Executive Vice President
                                                        and General Counsel